GE Funds Class A Returns With Load

This method computes the performance of the fund when loads are included. The following computation illustrates this methology for 1996.

A = Return without load for period

B = Maximum Load amount

C = Return with Load = A*(1-B)-B



                                  A             B                  C
                                                                Return
                                Return         Load             With Load
                                ------         ----             ---------


U.S. Equity Fund                18.36%         4.75%               12.74%
Global Fund                     11.18%         4.75%                5.90%
International Fund              11.39%         4.75%                6.10%
Strategic Fund                  13.35%         4.75%                7.96%
Income Fund                      3.91%                          4.25%-0.50%
Government Fund                  4.63%         2.50%                2.01%
---------------                  -----         -----                -----

                            GE Funds Class B Returns
                                    With Load

This method computes the performance of the fund when loads are included. The following computation illustrates this methology for 1996.

A = Return without load for period
B = Maximum Load amount
C = NAV at Beginning of period
D = NAV at End of period
E = Return with Load = A - B IF NAV appreciates
                               = A-(B*D/C)if NAV depreciates



               ----------------------------------------------------------------
                         A           B           C         D           E
                                              Opening    Ending      Return
                       Return        Load        NAV       NAV      With Load
               ----------------------------------------------------------------



U.S. Equity Fund        17.78%       4.00%     19.71     22.57        13.78%
Global Fund             10.61%       4.00%     20.14     21.87         6.61%
International Fund      10.78%       4.00%     15.77     17.47         6.78%
Strategic Fund          12.73%       4.00%     18.26     20.04         8.73%
Income Fund              3.41%       3.00%     11.91     11.70         0.46%
Government Fund          4.35%       3.00%     11.90     11.78         1.38%
---------------          -----       -----     -----     -----         -----

Class C Since Inception Returns


The since inception Returns for the GE Funds are average annual compounded rates of return Rates are calculated using the following geometric return formula

Geometric return = { (1+R1)x(1+R2)x(1+R3)....x(1+RN) } ^(1/M)-1 where


R1,R2,R3...RN = Rate of return for periods 1,2,3 through N

N = Number of periods

M = Number of years that comprise n periods

                     -----------------------------------------------------------

                     R1       R2     R3       R4                 M      Return
                    Prior   Prior
                    Year    Year     YTD     YTD    Days in    Number    Since
                    Return  Return  Return  Return  Period   of Years  Inception
                    ------  ------  ------  ------  ------   --------  ---------

U.S. Equity Fund     10.32%      0.8   26.86    18.70%   1316   3.60548   15.40%
Global Fund          14.10%     14.2    7.47    11.44%   1316   3.60548   13.16%
Strategic Fund        8.06%  -0.27%    20.35    13.58%   1316   3.60548   11.34%
Tax Exempt Fund       5.48%  -4.30%     9.23     3.77%   1316   3.60548    3.81%
Income Fund           5.24%  -2.97%    12.81     4.10%   1316   3.60548    5.17%
International Fund            1.27%      5.1   11.54%     943   2.58356    6.89%
ST Government Fund            0.53%      7.7    4.98%     943   2.58356    5.10%
------------------            -----      ---    -----     ---   -------    -----

            GE U.S. Equity Fund

            Calculation of 1996 Total Return

            This method compares a fund's net asset value (NAV), at the beginning and end of a period with the results being expressed as a percent of the beginning net asset value. The net asset value is adjusted to reflect the compounding effect of reinvesting dividends as well as capital gains distributions, if any. Dividends and distributions are reinvested on the ex-dividend date at the

            Ex-dividend NAV.

            The following computation illustrates this methology for 1996.



            Factual Data

                                                               Class A      Class B      Class C    Class D
                                                              ------------------------------------------------
            1.Opening NAV                                       20.28        19.71        19.98      19.98

            2.Closing NAV 9/30/96                               23.34        22.57        23.02      23.03

            3.Income Distributions

                      Ex Date                                  12/28/95     12/28/95     12/28/95   12/28/95
                      Amount / Unit                            0.58839      0.57365      0.61605    0.65359
                      NAV on ex-date                            20.68        20.07        20.36      20.33

                      Income Sources
                      Ordinary Income                          0.32018      0.30544      0.34784    0.38538
                      Short Term Capital Gains                 0.02167      0.02167      0.02167    0.02167
                      Long Term Capital Gains                  0.24654      0.24654      0.24654    0.24654

            Computation

                                Class A                                           Class C
                =     (20.68+.5884)     x(23.34)  -1              =      (20.36+.6161)  x(23.02)   -1
                            20.28         20.68                              19.98        20.36
                =     1.049             x 1.129   -1              =      1.050          x 1.130    -1

                =     .184 or  18.36% Rounded                     =      .187 or  18.70% Rounded

                                Class B                                           Class D
                =     (20.07+.5737)     x(22.57)  -1              =      (20.33+.6536)  x(23.03)   -1
                            19.71         20.07                              19.98        20.33
                =     1.047             x 1.124   -1              =      1.050          x 1.133    -1

                =     .178 or  17.78% Rounded                     =      1.190 or  18.97% Rounded




             GE International Equity Fund


             Calculation of 1996 Total Return

             This method compares a fund's net asset value (NAV), at the beginning and end of a period with the results being expressed as a percent of the beginning net asset value. The net asset value is adjusted to reflect the compounding effect of reinvesting dividends as well as capital gains distributions, if any. Dividends and distributions are reinvested on the ex-dividend date at the Ex-dividend NAV.

             The following computation illustrates this methology for 1996.



             Factual Data

                                                                    Class A       Class B        Class C     Class D
                                                                  ------------------------------------------------------
             1.Opening NAV                                           15.87         15.77          15.88       15.94

             2.Closing NAV 9/30/96                                   17.65         17.47          17.65       17.76

             3.Income Distributions

                         Ex Date                                   12/28/95       12/28/95      12/28/95     12/28/95
                         Amount / Unit                              0.02506          0           0.05758     0.08175
                         NAV on ex-date                              16.40         16.31          16.38       16.44

                         Income Sources
                         Ordinary Income                            0.02506          0           0.05758     0.08175

             Computation

                                   Class A                                              Class C
                  =      (16.40+.0251)    x(17.65)    -1               =      (16.38+.0576)    x(17.65)    -1
                              15.87          16.40                                 15.88          16.38
                  =      1.035            x 1.076     -1               =      1.035            x 1.078     -1

                  =      .114 or  11.39% Rounded                       =      .115 or  11.54% Rounded

                                   Class B                                              Class D
                  =         (16.31+.0)    x(17.47)    -1               =      (16.44+.0818)    x(17.76)    -1
                              15.77          16.31                                 15.94          16.44
                  =      1.034            x 1.071     -1               =      1.036            x 1.080     -1

                  =      .108 or  10.78% Rounded                       =      .120 or  11.97% Rounded


             GE Global Equity Fund

             Calculation of 1996 Total Return

             This method compares a fund's net asset value (NAV), at the beginning and end of a period with the results being expressed as a percent of the beginning net asset value. The net asset value is adjusted to reflect the compounding effect of reinvesting dividends as well as capital gains distributions, if any. Dividends and distributions are reinvested on the ex-dividend date at the Ex-dividend NAV.

             The following computation illustrates this methology for 1996.



             Factual Data

                                                                    Class A       Class B        Class C     Class D
                                                                  ------------------------------------------------------
             1.Opening NAV                                           20.18         20.14          20.31       20.37

             2.Closing NAV 9/30/96                                   22.01         21.87          22.18       22.25

             3.Income Distributions

                         Ex Date                                   12/28/95       12/28/95      12/28/95     12/28/95
                         Amount / Unit                              0.38443       0.36807        0.40771     0.45466
                         NAV on ex-date                              19.86         19.81          19.98       20.00

                         Income Sources
                         Ordinary Income                            0.01636          0           0.03964     0.08659
                         Long Term Capital Gains                    0.36807       0.36807        0.36807     0.36807

             Computation

                                   Class A                                              Class C
                  =      (19.86+.3844)    x(22.01)    -1               =      (19.98+.4077)    x(22.18)    -1
                              20.18          19.86                                 20.31          19.98
                  =      1.003            x 1.108     -1               =      1.004            x 1.110     -1

                  =      .112 or  11.18% Rounded                       =      114 or  11.44% Rounded

                                   Class B                                              Class D

                  =      (19.81+.3681)    x(21.87)    -1               =      (20.00+.4547)    x(22.25)    -1
                              20.14          19.81                                 20.37          20.00
                  =      1.002            x 1.104     -1               =      1.004            x 1.113     -1

                  =      .106 or  10.61% Rounded                       =      .117 or  11.71% Rounded




GE Strategic Investment Fund

Calculation of 1996 Total Return

This method compares a fund's net asset value (NAV), at the beginning and end of a period with the results being expressed as a percent of the beginning net asset value. The net asset value is adjusted to reflect the compounding effect of reinvesting dividends as well as capital gains distributions, if any. Dividends and distributions are reinvested on the ex-dividend date at the Ex-dividend NAV.

The following computation illustrates this methology for 1996.

Factual Data




                                  Class A       Class B   Class C     Class D
                                  --------------------------------------------
1.  Opening NAV                     18.4       18.26     18.46        18.49

2.  Closing NAV 9/30/96             20.3       20.04     20.38        20.44

3.  Income Distributions


      Ex Date                     12/28/95    12/28/95  12/28/95      12/28/95
      Amount / Unit                  0.5        0.50      0.54         0.58100
      NAV on ex-date                18.8       18.64     18.85        18.85

      Income Sources
      Ordinary Income                0.4        0.42      0.45         0.49605
      Short Term Capital G           0.0        0.03      0.03         0.03642

      Long Term Capital Ga           0.0        0.04      0.04         0.04853

Computation

               Class A                                      Class C
               -------                                      -------
   =    (18.83+.5183) x(20.33)    -1        =      (18.85+.5422) x(20.38)    -1
           18.43        18.83                          18.46       18.85
   =    1.050         x 1.080     -1        =       1.050         x 1.081    -1

   =    .134 or  13.35% Rounded             =      .136 or  13.58% Rounded


               Class B                                     Class D
               -------                                     -------
   =    (18.64+.5059)  x(20.04)    -1        =      (18.85+.5810)  x(20.44)  -1
             18.26       18.64                       18.49           18.85
   =    1.049          x 1.075     -1        =      1.051          x 1.084   -1

   =     .127 or  12.73% Rounded             =        .140 or  13.95% Rounded

GE Fixed Income Fund

Year to Date percentage return equals

             Ending Account Value                    -1
             Beginning Account Value

where

Beginning                         Account Value = the net asset value
                                  (NAV) at the beginning of the year
                                  multiplied by 1000 "beginning units"
                                  (a hypothetical number of Units.)

Ending Account Value =            Ending Units x NAV at the end of the year

Ending Units                      Beginning units + number of units purchased
                                  month 1 + number of units purchased month 2...
                                  ...continued through month 12.

Income Units Purchased
Each Month =                      Total Income Earned that Month
                                  NAV at end of month

Income Earned =                   Income per unit multiplied
                                  by total number of units through end
                                  of prior months.

See attached Return calculations for the Period ending September 30, 1996

                            GE Fixed Income Class A
                Total Return for Fiscal Year Ended September 1996



--------------------------------------------------------------------------------------------------------------------------
    A          B          C         D         E        F          G          H         I         J        K         L
                       Capital                             Capital Gains   Income                       Current
           Income per   Gains   Reinvest.   Unit     Income     Units      Units     Total    Account   Month      YTD
  Period      Unit      Unit      Value     Value    Earned   Purchased  Purchased   Units     Value    Return   Return
--------------------------------------------------------------------------------------------------------------------------
  Sep-95                                   11.91                                  1000.000   11910.00
  Oct-95     0.0584              12.00     12.00    58.400       0.000     4.867  1004.867   12058.40   1.25%     1.25%
  Nov-95     0.0560              12.12     12.12    56.273       0.000     4.643  1009.510   12235.26   1.47%     2.73%
  Dec-95     0.0640              12.22     12.22    64.609       0.000     5.287  1014.797   12400.82   1.35%     4.12%
  Jan-96     0.0437              12.16     12.16    44.347       0.000     3.647  1018.444   12384.27  -0.13%     3.98%
  Jan-96     0.0105              12.23     12.23    10.694       0.000     0.874  1019.318   12466.26   0.66%     4.67%
  Feb-96     0.0446              12.03     12.03    45.462       0.000     3.779  1023.097   12307.86  -1.27%     3.34%
  Feb-96     0.0073              11.94     11.94     7.469       0.000     0.626  1023.723   12223.25  -0.69%     2.63%
  Mar-96     0.0438              11.85     11.85    44.839       0.000     3.784  1027.506   12175.95  -0.39%     2.23%
  Mar-96     0.0104              11.79     11.79    10.686       0.000     0.906  1028.413   12124.99  -0.42%     1.81%
  Apr-96     0.0449              11.69     11.69    46.176       0.000     3.950  1032.363   12068.32  -0.47%     1.33%
  Apr-96     0.0091              11.66     11.66     9.395       0.000     0.806  1033.169   12046.75  -0.18%     1.15%
  May-96     0.0476              11.67     11.67    49.179       0.000     4.214  1037.383   12106.26   0.49%     1.65%
  May-96     0.0071              11.57     11.57     7.365       0.000     0.637  1038.019   12009.88  -0.80%     0.84%
  Jun-96     0.0453              11.54     11.54    47.022       0.000     4.075  1042.094   12025.76   0.13%     0.97%
  Jun-96     0.0097              11.65     11.65    10.108       0.000     0.868  1042.962   12150.50   1.04%     2.02%
  Jul-96     0.0456              11.58     11.58    47.559       0.000     4.107  1047.069   12125.05  -0.21%     1.81%
  Jul-96     0.0117              11.63     11.63    12.251       0.000     1.053  1048.122   12189.66   0.53%     2.35%
  Aug-96     0.0475              11.67     11.67    49.786       0.000     4.266  1052.388   12281.37   0.75%     3.12%
  Aug-96     0.0114              11.55     11.55    11.997       0.000     1.039  1053.427   12167.08  -0.93%     2.16%
  Sep-96     0.0488              11.68     11.68    51.407       0.000     4.401  1057.828   12355.43   1.55%     3.74%
  Sep-96     0.0092              11.69     11.69     9.732       0.000     0.833  1058.661   12375.74   0.16%     3.91%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual return for one year equals:

    (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------
    1)  Input numbers for columns A,B,C,D,E
        A = Month - Year
        B = Income per unit
        C = Capital Gains per unit

        D = Capital Gain Reinvestment NAV
        E = NAV per unit at Month End

    2) F = I^ * B, where I^ is from prior month

    3) G = I^ *C/D, where I^ is from prior month

    4) H = F/E

    5) I = I^ + H, where I^ is from prior month

    6) J= E/I

    7) K =(J-J^)/J^, where J^ is from prior month

    8) L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

                             GE Fixed Income Class B
                Total Return for Fiscal Year Ended September 1996


---------------------------------------------------------------------------------------------------------------------------
    A           B         C         D         E        F          G           H         I        J         K         L
                       Capital                             Capital Gains   Income                       Current
           Income per   Gains   Reinvest.   Unit     Income     Units       Units     Total   Account    Month      YTD
  Period      Unit       Unit     Value     Value    Earned   Purchased   Purchased   Units    Value    Return    Return
---------------------------------------------------------------------------------------------------------------------------
    Sep-95                                  11.91                                   1000.000  11910.00
    Oct-95   0.0517              12.00      12.00    51.700    0.000         4.308  1004.308  12051.70    1.19%     1.19%
    Nov-95   0.0494              12.12      12.12    49.613    0.000         4.093  1008.402  12221.83    1.41%     2.62%
    Dec-95   0.0571              12.22      12.22    57.580    0.000         4.712  1013.114  12380.25    1.30%     3.95%
    Jan-96   0.0374              12.17      12.17    37.890    0.000         3.113  1016.227  12367.48   -0.10%     3.84%
    Jan-96   0.0091              12.23      12.23     9.248    0.000         0.756  1016.983  12437.71    0.57%     4.43%
    Feb-96   0.0397              12.04      12.04    40.374    0.000         3.353  1020.337  12284.85   -1.23%     3.15%
    Feb-96   0.0066              11.95      11.95     6.734    0.000         0.564  1020.900  12199.76   -0.69%     2.43%
    Mar-96   0.0395              11.86      11.86    40.326    0.000         3.400  1024.300  12148.20   -0.42%     2.00%
    Mar-96   0.0094              11.80      11.80     9.628    0.000         0.816  1025.116  12096.37   -0.43%     1.56%
    Apr-96   0.0409              11.71      11.71    41.927    0.000         3.580  1028.697  12046.04   -0.42%     1.14%
    Apr-96   0.0083              11.67      11.67     8.538    0.000         0.732  1029.428  12013.43   -0.27%     0.87%
    May-96   0.0434              11.68      11.68    44.677    0.000         3.825  1033.253  12068.40    0.46%     1.33%
    May-96   0.0065              11.58      11.58     6.716    0.000         0.580  1033.833  11971.79   -0.80%     0.52%
    Jun-96   0.0414              11.56      11.56    42.801    0.000         3.702  1037.536  11993.92    0.18%     0.70%
    Jun-96   0.0089              11.66      11.66     9.234    0.000         0.792  1038.328  12106.90    0.94%     1.65%
    Jul-96   0.0417              11.60      11.60    43.298    0.000         3.733  1042.060  12087.90   -0.16%     1.49%
    Jul-96   0.0108              11.64      11.64    11.254    0.000         0.967  1043.027  12140.84    0.44%     1.94%
    Aug-96   0.0436              11.68      11.68    45.476    0.000         3.893  1046.921  12228.04    0.72%     2.67%
    Aug-96   0.0104              11.56      11.56    10.888    0.000         0.942  1047.863  12113.29   -0.94%     1.71%

    Sep-96   0.0449              11.70      11.70    47.049    0.000         4.021  1051.884  12307.04    1.60%     3.33%
    Sep-96   0.0084              11.70      11.70     8.836    0.000         0.755  1052.639  12315.88    0.07%     3.41%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual return for one year equals:

    (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

    1)  Input numbers for columns A,B,C,D,E
        A = Month - Year
        B = Income per unit
        C = Capital Gains per unit
        D = Capital Gain Reinvestment NAV
        E = NAV per unit at Month End

    2) F = I^ * B, where I^ is from prior month

    3) G = I^ *C/D, where I^ is from prior month

    4) H = F/E

    5) I = I^ + H, where I^ is from prior month

    6) J= E/I

    7) K =(J-J^)/J^, where J^ is from prior month

    8) L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

                             GE Fixed Income Class C
                Total Return for Fiscal Year Ended September 1996


--------------------------------------------------------------------------------------------------------------------------
     A          B         C         D         E        F          G           H         I        J         K        L
                       Capital                             Capital Gains    Income                       Current
            Income per  Gains   Reinvest.   Unit     Income     Units       Units     Total   Account    Month     YTD
  Period       Unit      Unit     Value     Value    Earned   Purchased   Purchased   Units    Value     Return    Return
--------------------------------------------------------------------------------------------------------------------------
     Sep-95                                11.92                                    1000.000  11920.00
     Oct-95   0.0594             12.01     12.01    59.400       0.000     4.946    1004.946  12069.40   1.25%    1.25%
     Nov-95   0.0569             12.13     12.13    57.181       0.000     4.714    1009.660  12247.17   1.47%    2.74%
     Dec-95   0.0649             12.23     12.23    65.527       0.000     5.358    1015.018  12413.67   1.36%    4.14%
     Jan-96   0.0436             12.17     12.17    44.255       0.000     3.636    1018.654  12397.02  -0.13%    4.00%
     Jan-96   0.0106             12.24     12.24    10.798       0.000     0.882    1019.536  12479.13   0.66%    4.69%
     Feb-96   0.0460             12.04     12.04    46.899       0.000     3.895    1023.432  12322.12  -1.26%    3.37%

     Feb-96   0.0076             11.96     11.96     7.778       0.000     0.650    1024.082  12248.02  -0.60%    2.75%
     Mar-96   0.0456             11.86     11.86    46.698       0.000     3.937    1028.019  12192.31  -0.45%    2.28%
     Mar-96   0.0109             11.81     11.81    11.205       0.000     0.949    1028.968  12152.11  -0.33%    1.95%
     Apr-96   0.0469             11.71     11.71    48.259       0.000     4.121    1033.089  12097.48  -0.45%    1.49%
     Apr-96   0.0095             11.67     11.67     9.814       0.000     0.841    1033.930  12065.97  -0.26%    1.22%
     May-96   0.0498             11.68     11.68    51.490       0.000     4.408    1038.339  12127.80   0.51%    1.74%
     May-96   0.0075             11.58     11.58     7.788       0.000     0.672    1039.011  12031.75  -0.79%    0.94%
     Jun-96   0.0473             11.55     11.55    49.145       0.000     4.255    1043.266  12049.72   0.15%    1.09%
     Jun-96   0.0101             11.66     11.66    10.537       0.000     0.904    1044.170  12175.02   1.04%    2.14%
     Jul-96   0.0477             11.59     11.59    49.807       0.000     4.297    1048.467  12151.74  -0.19%    1.94%
     Jul-96   0.0122             11.64     11.64    12.791       0.000     1.099    1049.566  12216.95   0.54%    2.49%
     Aug-96   0.0496             11.68     11.68    52.058       0.000     4.457    1054.023  12310.99   0.77%    3.28%
     Aug-96   0.0119             11.56     11.56    12.543       0.000     1.085    1055.108  12197.05  -0.93%    2.32%
     Sep-96   0.0508             11.70     11.70    53.600       0.000     4.581    1059.689  12398.37   1.65%    4.01%
     Sep-96   0.0096             11.70     11.70    10.173       0.000     0.869    1060.559  12408.54   0.08%    4.10%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual return for one year equals:

    (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

    1)  Input numbers for columns A,B,C,D,E
        A = Month - Year
        B = Income per unit
        C = Capital Gains per unit
        D = Capital Gain Reinvestment NAV
        E = NAV per unit at Month End

    2) F = I^ * B, where I^ is from prior month

    3) G = I^ *C/D, where I^ is from prior month

    4) H = F/E

    5) I = I^ + H, where I^ is from prior month

    6) J= E/I

    7) K =(J-J^)/J^, where J^ is from prior month

    8) L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

                             GE Fixed Income Class D
                Total Return for Fiscal Year Ended September 1996



----------------------------------------------------------------------------------------------------------------------------
    A           B         C         D         E         F          G           H        I         J         K         L
                       Capital                                Capital Gains Income                       Current
           Income per   Gains   Reinvest.   Unit     Income      Units       Units    Total    Account    Month      YTD
  Period      Unit       Unit     Value     Value    Earned    Purchased   Purchased  Units     Value    Return    Return
----------------------------------------------------------------------------------------------------------------------------
    Sep-95                                 11.92                                    1000.000   11920.00
    Oct-95   0.0623              12.01     12.01     62.300     0.000        5.187  1005.187   12072.30   1.28%     1.28%
    Nov-95   0.0598              12.13     12.13     60.110     0.000        4.955  1010.143   12253.03   1.50%     2.79%
    Dec-95   0.0680              12.23     12.23     68.690     0.000        5.616  1015.759   12422.74   1.38%     4.22%
    Jan-96   0.0478              12.17     12.17     48.553     0.000        3.990  1019.749   12410.34  -0.10%     4.11%
    Jan-96   0.0114              12.24     12.24     11.625     0.000        0.950  1020.699   12493.35   0.67%     4.81%
    Feb-96   0.0490              12.04     12.04     50.014     0.000        4.154  1024.853   12339.23  -1.23%     3.52%
    Feb-96   0.0080              11.95     11.95      8.199     0.000        0.686  1025.539   12255.19  -0.68%     2.81%
    Mar-96   0.0483              11.86     11.86     49.534     0.000        4.177  1029.715   12212.42  -0.35%     2.45%
    Mar-96   0.0115              11.80     11.80     11.842     0.000        1.004  1030.719   12162.48  -0.41%     2.03%
    Apr-96   0.0491              11.70     11.70     50.608     0.000        4.325  1035.044   12110.02  -0.43%     1.59%
    Apr-96   0.0099              11.66     11.66     10.247     0.000        0.879  1035.923   12078.86  -0.26%     1.33%
    May-96   0.0521              11.68     11.68     53.972     0.000        4.621  1040.544   12153.55   0.62%     1.96%
    May-96   0.0078              11.58     11.58      8.116     0.000        0.701  1041.245   12057.62  -0.79%     1.15%
    Jun-96   0.0494              11.55     11.55     51.437     0.000        4.453  1045.698   12077.82   0.17%     1.32%
    Jun-96   0.0105              11.65     11.65     10.980     0.000        0.942  1046.641   12193.37   0.96%     2.29%
    Jul-96   0.0496              11.59     11.59     51.913     0.000        4.479  1051.120   12182.48  -0.09%     2.20%
    Jul-96   0.0127              11.63     11.63     13.349     0.000        1.148  1052.268   12237.87   0.45%     2.67%
    Aug-96   0.0515              11.67     11.67     54.192     0.000        4.644  1056.911   12334.16   0.79%     3.47%
    Aug-96   0.0123              11.55     11.55     13.000     0.000        1.126  1058.037   12220.33  -0.92%     2.52%
    Sep-96   0.0528              11.69     11.69     55.864     0.000        4.779  1062.816   12424.32   1.67%     4.23%
    Sep-96   0.0100              11.69     11.69     10.628     0.000        0.909  1063.725   12434.95   0.09%     4.32%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual return for one year equals:

    (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

     1) Input numbers for columns A,B,C,D,E
        A = Month - Year
        B = Income per unit
        C = Capital Gains per unit
        D = Capital Gain Reinvestment NAV
        E = NAV per unit at Month End

    2) F = I^ * B, where I^ is from prior month

    3) G = I^ *C/D, where I^ is from prior month

    4) H = F/E

    5) I = I^ + H, where I^ is from prior month


    6) J= E/I

    7) K =(J-J^)/J^, where J^ is from prior month

    8) L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

GE Short Term Government Fund

Year to Date percentage return equals

             Ending Account Value                    -1
             Beginning Account Value

where

Beginning                      Account Value = the net asset value
                               (NAV) at the beginning of the year
                               multiplied by 1000 "beginning units"
                               (a hypothetical number of Units.)

Ending Account Value =         Ending Units x NAV at the end of the year

Ending Units                   Beginning units + number of units purchased
                               month 1 + number of units purchased month 2 ...
                               ...continued through month 12.

Income Units Purchased
Each Month =                   Total Income Earned that Month
                               NAV at end of month

Income Earned = Income per unit multiplied by total number of units through end of prior months.

See attached Return calculations for the Period ending September 30, 1996

                              GE Short Term Fund A
                Total Return for Fiscal Year Ended September 1996


--------------------------------------------------------------------------------------------------------------------------
    A          B          C         D        E         F          G          H         I         J        K         L
                       Capital                               Capital Gains Income                      Current
           Income per   Gains   Reinvest.   Unit    Income      Units      Units     Total    Account   Month      YTD
  Period      Unit      Unit      Value    Value    Earned    Purchased   Purchased  Units     Value    Return   Return

--------------------------------------------------------------------------------------------------------------------------
    Sep-95                                 11.91                                   1000.000   11910.00
    Oct-95   0.0534               11.94    11.94     53.400    0.000        4.472  1004.472   11993.40   0.70%   0.70%
    Nov-95   0.0516               11.98    11.98     51.831    0.000        4.326  1008.799   12085.41   0.77%   1.47%
    Dec-95             0.0576     11.93    11.93      0.000   58.350        4.891  1013.690   12093.32   0.07%   1.54%
    Dec-95   0.0635               11.94    11.94     64.369    0.000        5.391  1019.081   12167.83   0.62%   2.16%
    Jan-96   0.0412               11.95    11.95     41.986    0.000        3.513  1022.594   12220.00   0.43%   2.60%
    Jan-96   0.0099               11.98    11.98     10.124    0.000        0.845  1023.439   12260.80   0.33%   2.95%
    Feb-96   0.0414               11.93    11.93     42.370    0.000        3.552  1026.991   12252.00  -0.07%   2.87%
    Feb-96   0.0062               11.88    11.88      6.367    0.000        0.536  1027.527   12207.02  -0.37%   2.49%
    Mar-96   0.0378               11.83    11.83     38.841    0.000        3.283  1030.810   12194.49  -0.10%   2.39%
    Mar-96   0.0091               11.82    11.82      9.380    0.000        0.794  1031.604   12193.56  -0.01%   2.38%
    Apr-96   0.0394               11.78    11.78     40.645    0.000        3.450  1035.054   12192.94  -0.01%   2.38%
    Apr-96   0.0081               11.77    11.77      8.384    0.000        0.712  1035.767   12190.97  -0.02%   2.36%
    May-96   0.0424               11.78    11.78     43.917    0.000        3.728  1039.495   12245.25   0.45%   2.81%
    May-96   0.0063               11.74    11.74      6.549    0.000        0.558  1040.052   12210.22  -0.29%   2.52%
    Jun-96   0.0404               11.73    11.73     42.018    0.000        3.582  1043.634   12241.83   0.26%   2.79%
    Jun-96   0.0080               11.77    11.77      8.349    0.000        0.709  1044.344   12291.93   0.41%   3.21%
    Jul-96   0.0409               11.74    11.74     42.714    0.000        3.638  1047.982   12303.31   0.09%   3.30%
    Jul-96   0.0098               11.76    11.76     10.270    0.000        0.873  1048.855   12334.54   0.25%   3.56%
    Aug-96   0.0415               11.78    11.78     43.528    0.000        3.695  1052.551   12399.04   0.52%   4.11%
    Aug-96   0.0097               11.74    11.74     10.210    0.000        0.870  1053.420   12367.15  -0.26%   3.84%
    Sep-96   0.0415               11.79    11.79     43.717    0.000        3.708  1057.128   12463.54   0.78%   4.65%
    Sep-96   0.0084               11.78    11.78      8.880    0.000        0.754  1057.882   12461.85  -0.01%   4.63%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual return for one year equals:

    (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

    1)  Input numbers for columns A,B,C,D,

        A = Month - Year
        B = Income per unit
        C = Capital Gains per unit
        D = Capital Gain Reinvestment NAV
        E = NAV per unit at Month End

    2) F = I^ * B, where I^ is from prior month

    3) G = I^ *C/D, where I^ is from prior month

    4) H = F/E

    5) I = I^ + H, where I^ is from prior month

    6) J= E/I

    7) K =(J-J^)/J^, where J^ is from prior month


    8) L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

                              GE Short Term Fund B
                Total Return for Fiscal Year Ended September 1996


--------------------------------------------------------------------------------------------------------------------------
    A          B          C        D         E         F          G          H         I         J        K         L
                       Capital                               Capital Gains Income                      Current
           Income per   Gains   Reinvest.  Unit     Income      Units      Units     Total    Account   Month      YTD
  Period      Unit      Unit     Value     Value    Earned    Purchased   Purchased  Units     Value    Return   Return
--------------------------------------------------------------------------------------------------------------------------
    Sep-95                                 11.90                                   1000.000   11900.00
    Oct-95   0.0498              11.93     11.93    49.800     0.000        4.174  1004.174   11979.80   0.67%    0.67%
    Nov-95   0.0482              11.98     11.98    48.401     0.000        4.040  1008.215   12078.41   0.82%    1.50%
    Dec-95             0.0576    11.93     11.93     0.000    58.317        4.888  1013.103   12086.32   0.07%    1.57%
    Dec-95   0.0599              11.93     11.93    60.685     0.000        5.087  1018.189   12147.00   0.50%    2.08%
    Jan-96   0.0383              11.94     11.94    38.997     0.000        3.266  1021.456   12196.18   0.40%    2.49%
    Jan-96   0.0092              11.97     11.97     9.397     0.000        0.785  1022.241   12236.22   0.33%    2.83%
    Feb-96   0.0385              11.93     11.93    39.356     0.000        3.299  1025.540   12234.69  -0.01%    2.81%
    Feb-96   0.0058              11.87     11.87     5.948     0.000        0.501  1026.041   12179.10  -0.46%    2.34%
    Mar-96   0.0350              11.83     11.83    35.911     0.000        3.036  1029.076   12173.97  -0.04%    2.30%
    Mar-96   0.0084              11.81     11.81     8.644     0.000        0.732  1029.808   12162.04  -0.10%    2.20%
    Apr-96   0.0366              11.77     11.77    37.691     0.000        3.202  1033.011   12158.53  -0.03%    2.17%
    Apr-96   0.0075              11.76     11.76     7.748     0.000        0.659  1033.669   12155.95  -0.02%    2.15%
    May-96   0.0393              11.77     11.77    40.623     0.000        3.451  1037.121   12206.91   0.42%    2.57%
    May-96   0.0059              11.74     11.74     6.119     0.000        0.521  1037.642   12181.92  -0.20%    2.36%
    Jun-96   0.0376              11.73     11.73    39.015     0.000        3.326  1040.968   12210.56   0.24%    2.60%
    Jun-96   0.0075              11.76     11.76     7.807     0.000        0.664  1041.632   12249.59   0.32%    2.93%
    Jul-96   0.0380              11.74     11.74    39.582     0.000        3.372  1045.004   12268.34   0.15%    3.09%
    Jul-96   0.0091              11.75     11.75     9.510     0.000        0.809  1045.813   12288.30   0.16%    3.26%
    Aug-96   0.0386              11.78     11.78    40.368     0.000        3.427  1049.240   12360.04   0.58%    3.86%
    Aug-96   0.0090              11.73     11.73     9.443     0.000        0.805  1050.045   12317.02  -0.35%    3.50%
    Sep-96   0.0386              11.78     11.78    40.532     0.000        3.441  1053.485   12410.06   0.76%    4.28%
    Sep-96   0.0078              11.78     11.78     8.217     0.000        0.698  1054.183   12418.28   0.07%    4.35%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual return for one year equals:

    (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

    1)  Input numbers for columns A,B,C,D,E
        A = Month - Year
        B = Income per unit

        C = Capital Gains per unit
        D = Capital Gain Reinvestment NAV
        E = NAV per unit at Month End

    2) F = I^ * B, where I^ is from prior month

    3) G = I^ *C/D, where I^ is from prior month

    4) H = F/E

    5) I = I^ + H, where I^ is from prior month

    6) J= E/I

    7) K =(J-J^)/J^, where J^ is from prior month

    8) L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

                              GE Short Term Fund C
                Total Return for Fiscal Year Ended September 1996


-------------------------------------------------------------------------------------------------------------------------
    A          B         C         D        E         F          G           H        I         J         K        L
                      Capital                             Capital Gains    Income                      Current
           Income per  Gains   Reinvest.   Unit    Income      Units       Units    Total    Account   Month     YTD
  Period      Unit      Unit     Value    Value    Earned    Purchased   Purchased  Units     Value    Return    Return
-------------------------------------------------------------------------------------------------------------------------
    Sep-95                                11.91                                    1000.000  11910.00
    Oct-95   0.0560            11.95      11.95    56.000     0.000        4.686   1004.686  12006.00    0.81%    0.81%
    Nov-95   0.0541            11.99      11.99    54.354     0.000        4.533   1009.219  12100.54    0.79%    1.60%
    Dec-95            0.0576   11.94      11.94     0.000    58.374        4.889   1014.108  12108.45    0.07%    1.67%
    Dec-95   0.0660            11.95      11.95    66.931     0.000        5.601   1019.709  12185.53    0.64%    2.31%
    Jan-96   0.0432            11.95      11.95    44.051     0.000        3.686   1023.396  12229.58    0.36%    2.68%
    Jan-96   0.0104            11.99      11.99    10.643     0.000        0.888   1024.283  12281.16    0.42%    3.12%
    Feb-96   0.0434            11.94      11.94    44.454     0.000        3.723   1028.006  12274.40   -0.06%    3.06%
    Feb-96   0.0066            11.88      11.88     6.785     0.000        0.571   1028.578  12219.50   -0.45%    2.60%
    Mar-96   0.0398            11.84      11.84    40.937     0.000        3.458   1032.035  12219.30    0.00%    2.60%
    Mar-96   0.0096            11.82      11.82     9.908     0.000        0.838   1032.873  12208.56   -0.09%    2.51%
    Apr-96   0.0415            11.79      11.79    42.864     0.000        3.636   1036.509  12220.44    0.10%    2.61%
    Apr-96   0.0085            11.78      11.78     8.810     0.000        0.748   1037.257  12218.89   -0.01%    2.59%
    May-96   0.0446            11.78      11.78    46.262     0.000        3.927   1041.184  12265.15    0.38%    2.98%
    May-96   0.0066            11.75      11.75     6.872     0.000        0.585   1041.769  12240.78   -0.20%    2.78%
    Jun-96   0.0424            11.74      11.74    44.171     0.000        3.762   1045.531  12274.54    0.28%    3.06%
    Jun-96   0.0084            11.78      11.78     8.782     0.000        0.746   1046.277  12325.14    0.41%    3.49%
    Jul-96   0.0429            11.75      11.75    44.885     0.000        3.820   1050.097  12338.64    0.11%    3.60%
    Jul-96   0.0103            11.76      11.76    10.816     0.000        0.920   1051.017  12359.95    0.17%    3.78%
    Aug-96   0.0435            11.79      11.79    45.719     0.000        3.878   1054.894  12437.20    0.63%    4.43%
    Aug-96   0.0102            11.74      11.74    10.760     0.000        0.917   1055.811  12395.22   -0.34%    4.07%
    Sep-96   0.0435            11.80      11.80    45.928     0.000        3.892   1059.703  12504.50    0.88%    4.99%

    Sep-96   0.0088            11.79      11.79     9.325     0.000        0.791   1060.494  12503.22   -0.01%    4.98%
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual return for one year equals:

    (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

    1)  Input numbers for columns A,B,C,D,E
        A = Month - Year
        B = Income per unit
        C = Capital Gains per unit
        D = Capital Gain Reinvestment NAV
        E = NAV per unit at Month End

    2) F = I^ * B, where I^ is from prior month

    3) G = I^ *C/D, where I^ is from prior month

    4) H = F/E

    5) I = I^ + H, where I^ is from prior month

    6) J= E/I

    7) K =(J-J^)/J^, where J^ is from prior month

    8) L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

                              GE Short Term Fund D
                Total Return for Fiscal Year Ended September 1996

--------------------------------------------------------------------------------------------------------------------------
    A          B         C         D         E        F          G           H         I        J         K         L
                      Capital                              Capital Gains   Income                       Current
           Income per  Gains   Reinvest.   Unit     Income     Units       Units     Total   Account    Month      YTD
  Period      Unit      Unit     Value     Value    Earned   Purchased   Purchased   Units    Value     Return    Return
--------------------------------------------------------------------------------------------------------------------------
    Sep-95                                11.90                                    1000.000  11900.00
    Oct-95   0.0584             11.94     11.94    58.400      0.000      4.891    1004.891  11998.40   0.83%     0.83%
    Nov-95   0.0565             11.98     11.98    56.776      0.000      4.739    1009.630  12095.37   0.81%     1.64%
    Dec-95            0.0576    11.93     11.93     0.000     58.398      4.895    1014.525  12103.29   0.07%     1.71%
    Dec-95   0.0685             11.94     11.94    69.495      0.000      5.820    1020.346  12182.93   0.66%     2.38%
    Jan-96   0.0453             11.94     11.94    46.222      0.000      3.871    1024.217  12229.15   0.38%     2.77%
    Jan-96   0.0109             11.98     11.98    11.164      0.000      0.932    1025.149  12281.28   0.43%     3.20%
    Feb-96   0.0454             11.93     11.93    46.542      0.000      3.901    1029.050  12276.57  -0.04%     3.16%
    Feb-96   0.0069             11.87     11.87     7.100      0.000      0.598    1029.648  12221.93  -0.45%     2.71%

    Mar-96   0.0418             11.83     11.83    43.039      0.000      3.638    1033.286  12223.78   0.02%     2.72%
    Mar-96   0.0100             11.81     11.81    10.333      0.000      0.875    1034.161  12213.45  -0.08%     2.63%
    Apr-96   0.0434             11.78     11.78    44.883      0.000      3.810    1037.971  12227.30   0.11%     2.75%
    Apr-96   0.0089             11.77     11.77     9.238      0.000      0.785    1038.756  12226.16  -0.01%     2.74%
    May-96   0.0467             11.77     11.77    48.510      0.000      4.121    1042.878  12274.67   0.40%     3.15%
    May-96   0.0069             11.74     11.74     7.196      0.000      0.613    1043.491  12250.58  -0.20%     2.95%
    Jun-96   0.0444             11.73     11.73    46.331      0.000      3.950    1047.441  12286.48   0.29%     3.25%
    Jun-96   0.0088             11.77     11.77     9.217      0.000      0.783    1048.224  12337.59   0.42%     3.68%
    Jul-96   0.0449             11.74     11.74    47.065      0.000      4.009    1052.233  12353.21   0.13%     3.81%
    Jul-96   0.0107             11.75     11.75    11.259      0.000      0.958    1053.191  12374.99   0.18%     3.99%
    Aug-96   0.0455             11.78     11.78    47.920      0.000      4.068    1057.259  12454.51   0.64%     4.66%
    Aug-96   0.0107             11.73     11.73    11.313      0.000      0.964    1058.223  12412.96  -0.33%     4.31%
    Sep-96   0.0455             11.79     11.79    48.149      0.000      4.084    1062.307  12524.60   0.90%     5.25%
    Sep-96   0.0092             11.78     11.78     9.773      0.000      0.830    1063.137  12523.75  -0.01%     5.24%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual return for one year equals:

    (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

    1)  Input numbers for columns A,B,C,D,E

        A = Month - Year
        B = Income per unit
        C = Capital Gains per unit
        D = Capital Gain Reinvestment NAV
        E = NAV per unit at Month End

    2) F = I^ * B, where I^ is from prior month

    3) G = I^ *C/D, where I^ is from prior month

    4) H = F/E

    5) I = I^ + H, where I^ is from prior month

    6) J= E/I

    7) K =(J-J^)/J^, where J^ is from prior month

    8) L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

                          GE Short Term Government Fund
                          30 Day SEC Yield Calculation

SEC Yield = 2 ((((A-B)/(C*D)+1)^6)-1)

Where:


A    =    Dividends and Interest earned during the period

B    =    Expenses accrued for the period

C    =    Average daily number of shares outstanding during the period that were entitled to dividends

D    =    Offering price per unit on the last day of the period

E    =    SEC Yield using calculation shown above

The calculation below is based on the 30 day period ending September 30, 1996.

The 30 Day SEC yield calculated below was


            --------------------------------------------------------------------
                  A             B            C               D           E
                                            Average
                            Accrued         Shares        Offering      SEC
                Income      Expenses      Outstanding      Price       Yield
            --------------------------------------------------------------------

Class A        1764.68       266.42        28291.22        12.08        5.32
Class B         767.16       157.33        12305.33        11.79        5.10
Class C        18873.25      2120.80       302382.80       11.80        5.70
Class D        41096.88      3028.10       659002.34       11.79        5.95
--------------------------------------------------------------------------------

GE Tax Exempt Fund

Year to Date percentage return equals

             Ending Account Value                    -1
             Beginning Account Value

where

Beginning                         Account Value = the net asset value
                                  (NAV) at the beginning of the year
                                  multiplied by 1000 "beginning units"
                                  (a hypothetical number of Units.)

Ending Account Value =            Ending Units x NAV at the end of the year

Ending Units                      Beginning units + number of units purchased
                                  month 1 + number of units purchased month 2...
                                  ...continued through month 12.

Income Units Purchased
Each Month =                      Total Income Earned that Month

                                  NAV at end of month

Income Earned = Income per unit multiplied by total number of units through end of prior months.

See attached Return calculations for the Period ending September 30, 1996

                            GE Tax Exempt Income Fund
                          30 Day SEC Yield Calculation

SEC Yield = 2 ((((A-B)/(C*D)+1)^6)-1)

Where:

A   =    Dividends and Interest earned during the period

B   =    Expenses accrued for the period

C   =    Average daily number of shares outstanding during the period that were entitled to dividends

D   =    Offering price per unit on the last day of the period

E   =    SEC Yield using calculation shown above

The calculation below is based on the 30 day period ending September 30, 1996.

The 30 Day SEC yield calculated below was


          -------------------------------------------------------------------
                  A            B             C             D            E
                                         Average
                            Accrued       Shares       Offering        SEC
                Income     Expenses     Outstanding      Price        Yield
          -------------------------------------------------------------------

Class C        31824.58     3057.84      643208.27       11.67        4.64
Class D        12504.46     600.65       252708.44       11.67        4.89

                  GE Tax Exempt Fund - Equivalent Taxable Yield

The equivalent taxable yield of the Tax Exempt Fund demonstrates the yield on a taxble investment necessary to provide an after tax yield equal to the Fund's tax exempt yield.


Calculation: Divide the portion of the yield that is tax exempt by 1 minus the effective tax rate and add that product to the portion of the yield that is taxable


Input Fields A, B, C, F     Fund
                            Level      Class C     Class D
--------------------------------------------------------------------------------

A) Total Income             482,868

B) Total Taxable Income      21,487

C) Total Tax Exempt         461,381

D) Tax Exempt Percentage     95.55%    95.55%     95.55%

E) Taxable Percentage         4.45%     4.45%

F) SEC Yield                            4.64%      4.89%

G) Portion of SEC Yield                 4.43%      4.67%

H) Portion of SEC Yield                 0.21%      0.22%

I) 1- Effective Tax Rate               60.40%     60.40%

J) Tax Equivalent Yield                 7.34%      7.74%

K) Tax Equivalent Yield                 0.21%      0.22%

L) Total Tax Equivalent                 7.55%      7.95%
-----------------------     ------      -----      -----

GE Money Market Fund

Year to Date percentage return equals

             Ending Account Value                    -1
             Beginning Account Value

where

Beginning                        Account Value = the net asset value
                                 (NAV) at the beginning of the year
                                 multiplied by 1000 "beginning units"
                                 (a hypothetical number of Units.)

Ending Account Value =           Ending Units x NAV at the end of the year


Ending Units                     Beginning units + number of units purchased
                                 month 1 + number of units purchased month 2 ...
                                 ...continued through month 12.

Income Units Purchased
Each Month =                     Total Income Earned that Month
                                 NAV at end of month

Income Earned = Income per unit multiplied by total number of units through end of prior months.

See attached Return calculations for the Period ending September 30, 1996

                                 GE Money Market
                Total Return for Fiscal Year Ended September 1996


---------------------------------------------------------------------------------------------------------------------------
     A          B          C        D         E         F          G          H         I         J        K         L
                        Capital                               Capital Gains Income                      Current
            Income per   Gains   Reinvest.  Unit     Income      Units      Units     Total    Account   Month      YTD
  Period       Unit      Unit     Value     Value    Earned    Purchased   Purchased  Units     Value    Return   Return
---------------------------------------------------------------------------------------------------------------------------
  Sep-95                                    1.00                                    1000.000   1000.00
  Oct-95     0.0045               1.00      1.00      4.523      0.000     4.523    1004.523   1004.52   0.4523%   0.45%
  Nov-95     0.0044               1.00      1.00      4.381      0.000     4.381    1008.904   1008.90   0.4361%   0.89%
  Dec-95     0.0045               1.00      1.00      4.514      0.000     4.514    1013.418   1013.42   0.4474%   1.34%
  Jan-96     0.0035               1.00      1.00      3.593      0.000     3.593    1017.011   1017.01   0.3546%   1.70%
  Jan-96     0.0008               1.00      1.00      0.853      0.000     0.853    1017.864   1017.86   0.0839%   1.79%
  Feb-96     0.0035               1.00      1.00      3.526      0.000     3.526    1021.390   1021.39   0.3464%   2.14%
  Feb-96     0.0005               1.00      1.00      0.557      0.000     0.557    1021.946   1021.95   0.0545%   2.19%
  Mar-96     0.0034               1.00      1.00      3.445      0.000     3.445    1025.391   1025.39   0.3371%   2.54%
  Mar-96     0.0008               1.00      1.00      0.819      0.000     0.819    1026.211   1026.21   0.0799%   2.62%
  Apr-96     0.0033               1.00      1.00      3.414      0.000     3.414    1029.625   1029.62   0.3327%   2.96%
  Apr-96     0.0007               1.00      1.00      0.686      0.000     0.686    1030.311   1030.31   0.0666%   3.03%
  May-96     0.0036               1.00      1.00      3.712      0.000     3.712    1034.023   1034.02   0.3603%   3.40%
  May-96     0.0005               1.00      1.00      0.554      0.000     0.554    1034.577   1034.58   0.0536%   3.46%
  Jun-96     0.0034               1.00      1.00      3.497      0.000     3.497    1038.075   1038.07   0.3380%   3.81%
  Jun-96     0.0007               1.00      1.00      0.696      0.000     0.696    1038.770   1038.77   0.0670%   3.88%
  Jul-96     0.0034               1.00      1.00      3.500      0.000     3.500    1042.270   1042.27   0.3369%   4.23%
  Jul-96     0.0008               1.00      1.00      0.844      0.000     0.844    1043.114   1043.11   0.0810%   4.31%
  Aug-96     0.0034               1.00      1.00      3.548      0.000     3.548    1046.662   1046.66   0.3401%   4.67%
  Aug-96     0.0008               1.00      1.00      0.857      0.000     0.857    1047.519   1047.52   0.0819%   4.75%
  Sep-96     0.0034               1.00      1.00      3.572      0.000     3.572    1051.091   1051.09   0.3410%   5.11%
  Sep-96     0.0007               1.00      1.00      0.719      0.000     0.719    1051.810   1051.81   0.0684%   5.18%
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Annual return for one year equals:

    (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

    1) Input numbers for columns A,B,C,D,E
        A = Month - Year
        B = Income per unit
        C = Capital Gains per unit
        D = Capital Gain Reinvestment NAV
        E = NAV per unit at Month End

    2) F = I^ * B, where I^ is from prior month

    3) G = I^ *C/D, where I^ is from prior month

    4) H = F/E

    5) I = I^ + H, where I^ is from prior month

    6) J= E/I

    7) K =(J-J^)/J^, where J^ is from prior month

    8) L = ((L^ + 1)*(K + 1))-1, where L^ is from prior month

                              GE Money Market Fund
         7 Day Yield and Effective 7 Day Yield asof September 30, 1996.


                                    Daily                     Current Effective
                       Daily        Shares      Income Rate   7 Day    7 Day
           Date       Income      Outstanding    Per Share    Yield    Yield
           ----       ------      -----------    ---------    -----    -----

           24-Sep   11,321.88   82,578,791   0.000137104
           25-Sep   11,555.87   84,118,435   0.000137376
           26-Sep   11,562.32   84,957,771   0.000136095
           27-Sep   11,550.24   84,584,319   0.000136553
           28-Sep   11,550.24   84,584,319   0.000136553
           29-Sep   11,550.24   84,584,319   0.000136553
           30-Sep   11,772.04   85,324,069   0.000137969       5.00%    5.12%

           ---------------------------------------------------------------------
                                             0.000958203
           ---------------------------------------------------------------------


                  1) Input numbers for columns A,B,C


                  2) D = B/C

                  3) E = ((Sum of Column C)/7 Days)*365 Days

                  4) F = ((1+ Sum of Column C)*(365/7)) -1


INVESTORS TRUST
GOVERNMENT FUND
TOTAL RETURN FOR FISCAL YEAR ENDED OCTOBER 31, 1996


    A          B         C         D         E         F         G             H          I         J         K         L
----------------------------------------------------------------------------------------------------------------------------
            Income    Capital                               Capital Gains   Income                          Current
              Per      Gains   Reinvest    Unit     Income     Units         Units      Total     Account    Month      YTD
 Period      Unit      Unit      Value     Value    Earned   Purchased     Purchased    Units      Value    Return    Return
----------------------------------------------------------------------------------------------------------------------------

 Oct-95                                    8.70                                       1,000.000   8,700.00
 Nov-95     0.0381               8.71      8.71     38.091        -        4.373      1,004.373   8,748.09   0.55%     0.55%
 Nov-95     0.0169               8.76      8.76     16.943        -        1.934      1,006.307   8,815.25   0.77%     1.32%
 Dec-95     0.0394               8.75      8.75     39.609        -        4,527      1,010.834   8,844.80   0.34%     1.66%
 Dec-95     0.0181               8.81      8.81     18.335        -        2.081      1,012.915   8,923.78   0.89%     2.57%
 Jan-96     0.0381               8.83      8.83     38.583        -        4.370      1,017.285   8,982.63   0.66%     3.25%
 Jan-96     0.0181               8.83      8.83     18.452        -        2.090      1,019.375   9,001.08   0.21%     3.46%
 Feb-96     0.0381               8.70      8.70     38.829        -        4,463      1,023.838   8,907.39  -1.04%     2.38%
 Feb-96     0.0155               8.62      8.62     15.881        -        1,842      1,025.680   8,841.36  -0.74%     1.62%
 Mar-96     0.0407               8.51      8.51     41.764        -        4,908      1,030.588   8,770.30  -0.80%     0.81%
 Mar-96     0.0156               8.48      8.48     16.127        -        1,902      1,032.490   8,755.51  -0.17%     0.64%
 Apr-96     0.0329               8.44      8.44     33.929        -        4,020      1,036.510   8,748.14  -0.08%     0.55%
 Apr-96     0.0146               8.40      8.40     15.084        -        1,796      1,038.305   8,721.77  -0.30%     0.25%
 May-96     0.0340               8.41      8.41     35.258        -        4.192      1,042.498   8,767.41   0.52%     0.77%
 May-96     0.0156               8.31      8.31     16.313        -        1.963      1,044.461   8,679.47  -1.00%    -0.24%
 Jun-96     0.0329               8.27      8.27     34.323        -        4.150      1,048.611   8,672.01  -0.09%    -0.32%
 Jun-96     0.0146               8.35      8.35     15.260        -        1.828      1,050.439   8,771.16   1.14%     0.82%
 Jul-96     0.0340               8.32      8.32     35.670        -        4.287      1,054.726   8,775.32   0.05%     0.87%
 Jul-96     0.0156               8.32      8.32     16.505        -        1.984      1,056.710   8,791.82   0.19%     1.06%
 Aug-96     0.0329               8.38      8.38     34.725        -        4.144      1,060.853   8,889.95   1.12%     2.18%
 Aug-96     0.0157               8.25      8.25     16.605        -        2.013      1,062.866   8,768.65  -1.36%     0.79%
 Sep-96     0.0345               8.29      8.29     36.646        -        4.421      1,067.287   8,847.81   0.90%     1.70%
 Sep-96     0.0129               8.35      8.35     13.806        -        1.653      1,068.940   8,925.65   0.88%     2.59%
 Oct-96     0.0340               8.42      8.42     36.298        -        4.311      1,073.251   9,036.77   1.24%     3.87%
 Oct-96     0.0156               8.48      8.48     16.795        -        1.981      1,075.232   9,117.96   0.90%     4.80%



--------------------------------------------------------------------------------
Annual return for one year equals:

           (Ending Account Value - Beginning Account Value)/Beginning
            Account Value

--------------------------------------------------------------------------------

           1)        Input numbers for Coums A,B,C,D,E

                     A = Month - Year B = Income per unit C = Capital Gains per unit D = Capital Gain Reinvested NAV E = NAV per unit at Month End

           2)        F = I(t) * B, where I(t) is from prior month

           3)        G = I(t) * C/D, where I(t) is from prior month

           4)        H = F/E

           5)        I = I(t) + H, where I(t) is from prior month

           6)        J = E/I

           7)        K = (J - J(t))/J, where J(t) is from prior month

           8)        L = ((L(t) - 1) * (K + 1) ) -1, where L(t) is from
                     prior month

INVESTORS TRUST
GOVERNMENT FUND
TOTAL RETURN FOR FISCAL YEAR ENDED OCTOBER 31, 1996


   A       B        C        D       E         F           G             H          I        J          K        L
---------------------------------------------------------------------------------------------------------------------
         Income  Capital                              Capital Gain    Income                          Current
          Per     Gains   Reinvest  Unit     Income      Units         Units      Total    Account    Month    YTD
Period    Unit     Unit    Value    Value    Earned    Purchased     Purchased    Units     Value     Return   Return
---------------------------------------------------------------------------------------------------------------------

Oct-95                              8.71                                        1,000.000  8,710.00
Nov-95   0.0345           8.72      8.72     34.548           -         3.962   1,003.962  8,754.55   0.51%    0.51%
Nov-95   0.0153           8.77      8.77     15.361           -         1.751   1,005.713  8,820.11   0.75%    1.26%

Dec-95   0.0357           8.76      8.76     35.904           -         4.099   1,009.812  8,845.95   0.29%    1.56%
Dec-95   0.0165           8.82      8.82     16.613           -         1.884   1,011.696  8,923.16   0.87%    2.45%
Jan-96   0.0345           8.84      8.84     34.952           -         3.954   1,015.650  8,978.34   0.62%    3.08%
Jan-96   0.0165           8.83      8.83     16.709           -         1.892   1,017.542  8,984.89   0.07%    3.16%
Feb-96   0.0345           8.71      8.71     35.154           -         4.036   1,021.578  8,897.94  -0.97%    2.16%
Feb-96   0.0141           8.63      8.63     14.373           -         1.665   1,023.243  8,830.59  -0.76%    1.38%
Mar-96   0.0369           8.51      8.51     37.789           -         4.441   1,027.684  8,745.59  -0.96%    0.41%
Mar-96   0.0139           8.49      8.49     14.255           -         1.679   1,029.363  8,739.29  -0.07%    0.34%
Apr-96   0.0291           8.44      8.44     29.984           -         3.553   1,032.916  8,717.81  -0.25%    0.09%
Apr-96   0.0129           8.40      8.40     13.325           -         1.586   1,034.502  8,689.82  -0.32%   -0.23%
May-96   0.0301           8.41      8.41     31.139           -         3.703   1,038.204  8,731.30   0.48%    0.24%
May-96   0.0139           8.32      8.32     14.401           -         1.731   1,039.935  8,652.26  -0.91%   -0.66%
Jun-96   0.0291           8.28      8.28     30.292           -         3.658   1,043.594  8,640.96  -0.13%   -0.79%
Jun-96   0.0129           8.36      8.36     13.462           -         1.610   1,045.204  8,737.91   1.12%    0.32%
Jul-96   0.0301           8.33      8.33     31.461           -         3.777   1,048.981  8,738.01   0.00%    0.32%
Jul-96   0.0139           8.33      8.33     14.550           -         1.747   1,050.728  8,752.56   0.17%    0.49%
Aug-96   0.0291           8.39      8.39     30.607           -         3.648   1,054.376  8,846.21   1.07%    1.56%
Aug-96   0.0139           8.26      8.26     14.629           -         1.771   1,056.147  8,723.77  -1.38%    0.16%
Sep-96   0.0306           8.30      8.30     32.278           -         3.889   1,060.036  8,798.30   0.85%    1.01%
Sep-96   0.0115           8.35      8.35     12.155           -         1.456   1,061.491  8,863.45   0.74%    1.76%
Oct-96   0.0301           8.43      8.43     31.951           -         3.790   1,065.282  8,980.32   1.32%    3.10%
Oct-96   0.0139           8.49      8.49     14.776           -         1.740   1,067.022  9,059.02   0.88%    4.00%



--------------------------------------------------------------------------------
Annual return for one year equals:

        (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

        1)       Input numbers for Coums A,B,C,D,E

                 A = Month - Year
                 B = Income per unit C = Capital Gains per unit D = Capital Gain Reinvested NAV E = NAV per unit at Month End

        2)       F = I(t) * B, where I(t) is from prior month

        3)       G = I(t) * C/D, where I(t) is from prior month

        4)       H = F/E

        5)       I = I(t) + H, where I(t) is from prior month

        6)       J = E/I

        7)       K = (J - J(t))/J, where J(t) is from prior month

        8)       L = ((L(t) - 1) * (K + 1) ) -1, where L(t) is from prior month

INVESTORS TRUST
GROWTH FUND
TOTAL RETURN FOR FISCAL YEAR ENDED OCTOBER 31, 1996


   A       B        C        D       E         F           G             H          I         J           K         L
------------------------------------------------------------------------------------------------------------------------
         Income  Capital                              Capital Gain    Income                           Current
          Per     Gains   Reinvest  Unit     Income      Units         Units      Total     Account     Month      YTD
Period    Unit     Unit    Value    Value    Earned    Purchased     Purchased    Units     Value      Return     Return
------------------------------------------------------------------------------------------------------------------------


 Oct-95                             11.38                       -          -    1,000.000   11,380.00
 Nov-95      -            11.37     11.37     0.000             -          -    1,000.000   11,370.00  -0.09%     -0.09%
 Nov-95      -            11.68     11.68     0.000             -          -    1,000.000   11,680.00   2.73%      2.64%
 Dec-95      -            11.30     11.30     0.000             -          -    1,000.000   11,300.00  -3.25%     -0.70%
 Dec-95                   11.44     11.44     0.000             -          -    1,000.000   11,440.00   1.24%      0.53%
 Jan-96                   11.12     11.12     0.000             -          -    1,000.000   11,120.00  -2.80%     -2.28%
 Jan-96                   11.74     11.74     0.000             -          -    1,000.000   11,740.00   5.58%      3.16%
 Feb-96                   12.05     12.05     0.000             -          -    1,000.000   12,050.00   2.64%      5.89%
 Feb-96                   11.99     11.99     0.000             -          -    1,000.000   11,990.00  -0.50%      5.36%
 Mar-96                   12.09     12.09     0.000             -          -    1,000.000   12,090.00   0.83%      6.24%
 Mar-96                   12.02     12.02     0.000             -          -    1,000.000   12,020.00  -0.58%      5.62%
 Apr-96                   12.06     12.06     0.000             -          -    1,000.000   12,060.00   0.33%      5.98%
 Apr-96                   12.33     12.33     0.000             -          -    1,000.000   12,330.00   2.24%      8.35%
 May-96                   12.72     12.72     0.000             -          -    1,000.000   12,720.00   3.16%     11.78%
 May-96                   12.77     12.77     0.000             -          -    1,000.000   12,770.00   0.39%     12.21%
 Jun-96                   12.26     12.26     0.000             -          -    1,000.000   12,260.00  -3.99%      7.73%
 Jun-96                   12.25     12.25     0.000             -          -    1,000.000   12,250.00  -0.08%      7.64%
 Jul-96                   11.65     11.65     0.000             -          -    1,000.000   11,650.00  -4.90%      2.37%
 Jul-96                   11.63     11.63     0.000             -          -    1,000.000   11,630.00  -0.17%      2.20%
 Aug-96                   12.27     12.27     0.000             -          -    1,000.000   12,270.00   5.50%      7.82%
 Aug-96                   12.24     12.24     0.000             -          -    1,000.000   12,240.00  -0.24%      7.56%
 Sep-96                   13.12     13.12     0.000             -          -    1,000.000   13,120.00   7.19%     15.29%
 Sep-96                   13.23     13.23     0.000             -          -    1,000.000   13,230.00   0.84%     16.26%
 Oct-96                   13.35     13.35     0.000             -          -    1,000.000   13,350.00   0.91%     17.31%
 Oct-96                   13.16     13.16     0.000             -          -    1,000.000   13,160.00  -1.42%     15.64%


--------------------------------------------------------------------------------
Annual return for one year equals:

        (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------


        1)       Input numbers for Coums A,B,C,D,E

                 A = Month - Year
                 B = Income per unit C = Capital Gains per unit D = Capital Gain Reinvested NAV E = NAV per unit at Month End

        2)       F = I(t) * B, where I(t) is from prior month

        3)       G = I(t) * C/D, where I(t) is from prior month

        4)       H = F/E

        5)       I = I(t) + H, where I(t) is from prior month

        6)       J = E/I

        7)       K = (J - J(t))/J, where J(t) is from prior month

        8)       L = ((L(t) - 1) * (K + 1) ) -1, where L(t) is from prior month

INVESTORS TRUST
GROWTH FUND
TOTAL RETURN FOR FISCAL YEAR ENDED OCTOBER 31, 1996


   A        B        C        D        E         F           G            H           I           J             K         L
------------------------------------------------------------------------------------------------------------------------------
          Income  Capital                               Capital Gain    Income                               Current
           Per     Gains   Reinvest   Unit     Income      Units         Units      Total       Account      Month       YTD
 Period    Unit     Unit    Value     Value    Earned    Purchased     Purchased    Units       Value        Return     Return
------------------------------------------------------------------------------------------------------------------------------

 Oct-95                               11.21                                        1,000.000    11,210.00
 Nov-95       -            11.19      11.19    0.000             -           -     1,000.000    11,190.00    -0.18%     -0.18%
 Nov-95       -            11.49      11.49    0.000             -           -     1,000.000    11,490.00     2.68%      2.50%
 Dec-95       -            11.11      11.11    0.000             -           -     1,000.000    11,110.00    -3.31%     -0.89%
 Dec-95       -            11.25      11.25    0.000             -           -     1,000.000    11,250.00     1.26%      0.36%
 Jan-96       -            10.93      10.93    0.000             -           -     1,000.000    10,930.00    -2.84%     -2.50%
 Jan-96       -            11.54      11.54    0.000             -           -     1,000.000    11,540.00     5.58%      2.94%
 Feb-96       -            11.83      11.83    0.000             -           -     1,000.000    11,830.00     2.51%      5.53%
 Feb-96       -            11.77      11.77    0.000             -           -     1,000.000    11,770.00    -0.51%      5.00%
 Mar-96       -            11.87      11.87    0.000             -           -     1,000.000    11,870.00     0.85%      5.89%
 Mar-96       -            11.80      11.80    0.000             -           -     1,000.000    11,800.00    -0.59%      5.26%
 Apr-96       -            11.83      11.83    0.000             -           -     1,000.000    11,830.00     0.25%      5.53%
 Apr-96       -            12.10      12.10    0.000             -           -     1,000.000    12,100.00     2.28%      7.94%
 May-96       -            12.47      12.47    0.000             -           -     1,000.000    12,470.00     3.06%     11.24%

 May-96       -            12.52      12.52    0.000             -           -     1,000.000    12,520.00     0.40%     11.69%
 Jun-96       -            12.02      12.02    0.000             -           -     1,000.000    12,020.00    -3.99%      7.23%
 Jun-96       -            12.01      12.01    0.000             -           -     1,000.000    12,010.00    -0.08%      7.14%
 Jul-96       -            11.41      11.41    0.000             -           -     1,000.000    11,410.00    -5.00%      1.78%
 Jul-96       -            11.39      11.39    0.000             -           -     1,000.000    11,390.00    -0.18%      1.61%
 Aug-96       -            12.02      12.02    0.000             -           -     1,000.000    12,020.00     5.53%      7.23%
 Aug-96       -            11.99      11.99    0.000             -           -     1,000.000    11,990.00    -0.25%      6.96%
 Sep-96       -            12.84      12.84    0.000             -           -     1,000.000    12,840.00     7.09%     14.54%
 Sep-96       -            12.95      12.95    0.000             -           -     1,000.000    12,950.00     0.86%     15.52%
 Oct-96       -            13.06      13.06    0.000             -           -     1,000.000    13,060.00     0.85%     16.50%
 Oct-96       -            12.87      12.87    0.000             -           -     1,000.000    12,870.00    -1.45%     14.81%


--------------------------------------------------------------------------------
Annual return for one year equals:

        (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

        1)       Input numbers for Coums A,B,C,D,E

                 A = Month - Year
                 B = Income per unit C = Capital Gains per unit D = Capital Gain Reinvested NAV E = NAV per unit at Month End

        2)       F = I(t) * B, where I(t) is from prior month

        3)       G = I(t) * C/D, where I(t) is from prior month

        4)       H = F/E

        5)       I = I(t) + H, where I(t) is from prior month

        6)       J = E/I

        7)       K = (J - J(t))/J, where J(t) is from prior month

        8)       L = ((L(t) - 1) * (K + 1) ) -1, where L(t) is from prior month

INVESTORS TRUST
VALUE FUND
TOTAL RETURN FOR FISCAL YEAR ENDED OCTOBER 31, 1996


   A        B        C        D        E         F           G            H           I           J             K         L

------------------------------------------------------------------------------------------------------------------------------
          Income  Capital                               Capital Gain    Income                               Current
           Per     Gains   Reinvest   Unit     Income      Units         Units      Total       Account      Month       YTD
 Period    Unit     Unit    Value     Value    Earned    Purchased     Purchased    Units       Value        Return     Return
------------------------------------------------------------------------------------------------------------------------------

 Oct-95                               8.95                                         1,000.000    8,950.00
 Nov-95     -                 9.22    9.22      0.000        -             -       1,000.000    9,220.00      3.02%     3.02%
 Nov-95     -                 9.24    9.24      0.000        -             -       1,000.000    9,240.00      0.22%     3.24%
 Dec-95   0.0324  0.07444     9.18    9.13      2.390      8.11          3.528     1,011.637    9,286.83      0.51%     3.76%
 Dec-95     -                 9.28    9.28      0.000        -             -       1,011.637    9,387.99      1.09%     4.89%
 Jan-96     -                 9.18    9.18      0.000        -             -       1,011.637    9,286.83     -1.08%     3.76%
 Jan-96     -                 9.56    9.56      0.000        -             -       1,011.637    9,853.35      1.88%    10.09%
 Feb-96     -                 9.67    9.67      0.000        -             -       1,011.637    9,782.53     -0.72%     9.30%
 Mar-96   0.0210              9.74    9.72      1.254        -           2.182     1,013.819    9,874.60      0.94%    10.33%
 Mar-96     -                 9.67    9.67      0.000        -             -       1,013.819    9,803.63     -0.72%     9.54%
 Apr-96     -                 9.68    9.68      0.000        -             -       1,013.819    9,813.77      0.10%     9.65%
 Apr-96     -                 9.82    9.82      0.000        -             -       1,013.819    9,955.71      1.45%    11.24%
 May-96     -                10.09   10.09      0.000        -             -       1,013.819   10,229.44      2.75%    14.30%
 May-96     -                10.05   10.05      0.000        -             -       1,013.819   10,188.89     -0.40%    13.84%
 Jun-96   0.0345              9.91    9.93      4.978        -           3.530     1,017.349   10,081.93     -1.05%    12.65%
 Jun-96     -                 9.99    9.99      0.000        -             -       1,017.349   10,163.32      0.81%    13.56%
 Jul-96     -                 9.56    9.56      0.000        -             -       1,017.349    9,725.86     -4.30%     8.67%
 Jul-96     -                 9.61    9.61      0.000        -             -       1,017.349    9,776.72      0.52%     9.24%
 Aug-96     -                10.04   10.04      0.000        -             -       1,017.349   10,214.18      4.47%    14.12%
 Aug-96     -                 9.80    9.80      0.000        -             -       1,017.349    9,970.02     -2.39%    11.40%
 Sep-96     -                10.44   10.44      0.000        -             -       1,017.349   10,621.12      6.53%    18.67%
 Sep-96     -                10.55   10.55      0.000        -             -       1,017.349   10,733.03      1.05%    19.92%
 Oct-96     -                10.95   10.95      0.000        -             -       1,017.349   11,139.97      3.79%    24.47%
 Oct-96     -                10.83   10.83      0.000        -             -       1,017.349   11,017.89     -1.10%    23.10%



--------------------------------------------------------------------------------
Annual return for one year equals:

        (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

        1)       Input numbers for Coums A,B,C,D,E

                 A = Month - Year
                 B = Income per unit C = Capital Gains per unit D = Capital Gain Reinvested NAV E = NAV per unit at Month End

        2)       F = I(t) * B, where I(t) is from prior month

        3)       G = I(t) * C/D, where I(t) is from prior month

        4)       H = F/E


        5)       I = I(t) + H, where I(t) is from prior month

        6)       J = E/I

        7)       K = (J - J(t))/J, where J(t) is from prior month

        8)       L = ((L(t) - 1) * (K + 1) ) -1, where L(t) is from prior month

INVESTORS TRUST
VALUE FUND
TOTAL RETURN FOR FISCAL YEAR ENDED OCTOBER 31, 1996


   A        B        C        D        E         F           G            H           I           J             K         L
------------------------------------------------------------------------------------------------------------------------------
          Income  Capital                               Capital Gain    Income                               Current
           Per     Gains   Reinvest   Unit     Income      Units         Units      Total       Account      Month       YTD
 Period    Unit     Unit    Value     Value    Earned    Purchased     Purchased    Units       Value        Return     Return
------------------------------------------------------------------------------------------------------------------------------

 Oct-95                               8.93                                         1,000.000    8,930.00
 Nov-95      -                9.20    9.20       0.000        -            -       1,000.000    9,200.00       3.02%    3.02%
 Nov-95      -                9.22    9.22       0.000        -            -       1,000.000    9,220.00       0.22%    3.25%
 Dec-95    0.0147  0.07444    9.17    9.11       4.680      8.12        1,601      1,009.719    9,259.0        0.42%    3.69%
 Dec-95      -                9.27    9.27       0.000        -            -       1,009.719    9,360.09       1.09%    4.82%
 Jan-96      -                9.17    9.17       0.000        -            -       1,009.719    9,259.12      -1.08%    3.69%
 Jan-96      -                9.54    9.54       0.000        -            -       1,009.719    9,632.72       4.03%    7.87%
 Feb-96      -                9.72    9.72       0.000        -            -       1,009.719    9,814.47       1.89%    9.90%
 Feb-96      -                9.64    9.64       0.000        -            -       1,009.719    9,733.69      -0.82%    9.00%
 Mar-96    0.0063             9.73    9.73       6.321        -         0.650      1,010.368    9,830.88       1.00%   10.09%
 Mar-96      -                9.66    9.66       0.000        -            -       1,010.368    9,760.16      -0.72%    9.30%
 Apr-96      -                9.67    9.67       0.000        -            -       1,010.368    9,770.26       0.10%    9.41%
 Apr-96      -                9.80    9.80       0.000        -            -       1,010.368    9,901.61       1.34%   10.88%
 May-96      -               10.07   10.07       0.000        -            -       1,010.368   10,174.41       2.76%   13.94%
 May-96      -               10.02   10.02       0.000        -            -       1,010.368   10,123.89      -0.50%   13.37%
 Jun-96    0.0179             9.90    0.90      18.082        -         1.826     11,012.195   10,020.73      -1.02%   12.21%
 Jun-96      -                9.98    9.98       0.000        -            -       1,012.195   10,101.70       0.81%   13.12%
 Jul-96      -                9.55    9.55       0.000        -            -       1,012.195    9,666.46      -4.31%    8.25%
 Jul-96      -                9.59    9.59       0.000        -            -       1,012.195    9,706.95       0.42%    8.70%
 Aug-96      -               10.01   10.01       0.000        -            -       1,012.195   10,132.07       4.38%   13.46%
 Aug-96      -                9.78    9.78       0.000        -            -       1,012.195    9,899.26      -2.30%   10.85%
 Sep-96      -               10.41   10.41       0.000        -            -       1,012.195   10,536.95       6.44%   17.99%
 Sep-96      -               10.51   10.51       0.000        -            -       1,012.195   10,638.17       0.96%   19.13%
 Oct-96      -               10.91   10.91       0.000        -            -       1,012.195   11,043.04       3.81%   23.66%

 Oct-96      -               10.79   10.79       0.000        -            -       1,012.195   10,921.58      -1.10%   22.30%




--------------------------------------------------------------------------------
Annual return for one year equals:

        (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

        1)       Input numbers for Coums A,B,C,D,E

                 A = Month - Year
                 B = Income per unit C = Capital Gains per unit D = Capital Gain Reinvested NAV E = NAV per unit at Month End

        2)       F = I(t) * B, where I(t) is from prior month

        3)       G = I(t) * C/D, where I(t) is from prior month

        4)       H = F/E

        5)       I = I(t) + H, where I(t) is from prior month

        6)       J = E/I

        7)       K = (J - J(t))/J, where J(t) is from prior month

        8)       L = ((L(t) - 1) * (K + 1) ) -1, where L(t) is from prior month

INVESTORS TRUST
TAX FREE FUND
TOTAL RETURN FOR FISCAL YEAR ENDED OCTOBER 31, 1996


   A        B        C        D        E         F           G            H           I           J             K         L
------------------------------------------------------------------------------------------------------------------------------
          Income  Capital                               Capital Gain    Income                               Current
           Per     Gains   Reinvest   Unit     Income      Units         Units      Total       Account      Month       YTD

 Period    Unit     Unit    Value     Value    Earned    Purchased     Purchased    Units       Value        Return     Return
------------------------------------------------------------------------------------------------------------------------------

 Oct-95                               11.30                                         1,000.000    11,300.00
 Nov-95   0.0314              11.66   11.66    31.385       -            2.692      1,002.692    11,691.38    3.46%    3.46%
 Nov-95   0.0139              11.44   11.44    13.936       -            1.218      1,003.910    11,484.73   -1.77%    1.63%
 Dec-95   0.0324              11.46   11.46    32.558       -            2.841      1,060.751    11,537.37    0.46%    2.10%
 Dec-95   0.0149              11.56   11.56    15.046       -            1.302      1,008.052     1,653.09    1.00%    3.12%
 Jan-96   0.0314              11.56   11.56    31.638       -            2.737      1,010.789     1,684.72    0.27%    3.40%
 Jan-96   0.0149              11.57   11.57    15.106       -            1.306      1,012.095    11,709.94    0.22%    3.63%
 Feb-96   0.0314              11.54   11.54    31.764       -            2.753      1,014.847    11,711.34    0.01%    3.64%
 Feb-96   0.0128              11.52   11.52    12.970       -            1.126      1,015.973    11,704.01   -0.06%    3.58%
 Mar-96   0.0335              11.24   11.24    34.085       -            3.032      1,019.006    11,453.63   -2.14%    1.36%
 Mar-96   0.0149              11.24   11.24    15.229       -            1.355      1,020.361    11,468.86    0.13%    1.49%
 Apr-96   0.0314              11.19   11.19    32.024       -            2.862      1,023.223    11,449.86   -0.17%    1.33%
 Apr-96   0.0139              11.18   11.18    14.222       -            1.272      1,024.495    11,453.85    0.03%    1.36%
 May-96   0.0324              11.26   11.26    33.225       -            2.951      1,027.445    11,569.04    1.01%    2.38%
 May-96   0.0149              11.18   11.18    15.355       -            1.272      1,028.819    11,502.20   -0.58%    1.79%
 Jun-96   0.0314              11.11   11.11    32.289       -            2.906      1,031.725    11,462.47   -0.35%    1.44%
 Jun-96   0.0139              11.20   11.20    14.340       -            1.280      1,033.006    11,569.66    0.94%    2.39%
 Jul-96   0.0324              11.24   11.24    33.501       -            2.981      1,035.986    11,644.48    0.65%    3.05%
 Jul-96   0.0149              11.32   11.32    15.483       -            1.368      1,037.354    11,742.85    0.84%    3.92%
 Aug-96   0.0314              11.41   11.41    32.557       -            2.853      1,040.207    11,868.76    1.07%    5.03%
 Aug-96   0.0149              11.30   11.30    15.546       -            1.376      1,041.583    11,769.89   -0.83%    4.16%
 Sep-96   0.0314              11.30   11.30    32.690       -            2.893      1,044.476    11,802.58    0.28%    4.45%
 Sep-96   0.0139              11.36   11.36    14.517       -            1.278      1,045.754    11,879.76    0.65%    5.13%
 Oct-96   0.0324              11.39   11.39    33.915       -            2.978      1,048.731    11,945.05    0.55%    5.71%
 Oct-96   0.0149              11.42   11.42    15.673       -            1.372      1,050.104    11,992.19    0.39%    6.13%





--------------------------------------------------------------------------------
Annual return for one year equals:

        (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

        1)       Input numbers for Coums A,B,C,D,E

                 A = Month - Year
                 B = Income per unit C = Capital Gains per unit D = Capital Gain Reinvested NAV E = NAV per unit at Month End

        2)       F = I(t) * B, where I(t) is from prior month

        3)       G = I(t) * C/D, where I(t) is from prior month

        4)       H = F/E


        5)       I = I(t) + H, where I(t) is from prior month

        6)       J = E/I

        7)       K = (J - J(t))/J, where J(t) is from prior month

        8)       L = ((L(t) - 1) * (K + 1) ) -1, where L(t) is from prior month

INVESTORS TRUST
TAX FREE FUND
TOTAL RETURN FOR FISCAL YEAR ENDED OCTOBER 31, 1996


   A        B        C        D        E         F           G            H           I           J             K         L
------------------------------------------------------------------------------------------------------------------------------
          Income  Capital                               Capital Gain    Income                               Current
           Per     Gains   Reinvest   Unit     Income      Units         Units      Total       Account      Month       YTD
 Period    Unit     Unit    Value     Value    Earned    Purchased     Purchased    Units       Value        Return     Return
-----------------------------------------------------------------------------------------------------------------------------

 Oct-95                               11.32                                        1,000.000    11,320.00
 Nov-95   0.0314              11.37   11.37       31.385      -          2.760     1,002.760    11,401.38     0.72%    0.72%
 Nov-95   0.0139              11.48   11.48       13.937      -          1.214     1,003.974    11,525.63     1.09%    1.82%
 Dec-95   0.0324              11.48   11.48       32.560      -          2.836     1,006.811    11,558.19     0.28%    2.10%
 Dec-95   0.0149              11.57   11.57       15.047      -          1.301     1,008.111    11,663.85     0.91%    3.04%
 Jan-96   0.0314              11.57   11.57       31.639      -          2.735     1,010.846    11,695.49     0.27%    3.32%
 Jan-96   0.0149              11.58   11.58       15.107      -          1.305     1,012.150    11,720.70     0.22%    3.54%
 Feb-96   0.0314              11.56   11.56       31.766      -          2.748     1,014.898    11,732.22     0.10%    3.64%
 Feb-96   0.0128              11.53   11.53       12.971      -          1.125     1,016.023    11,714.75    -0.15%    3.49%
 Mar-96   0.0335              11.25   11.25       34.087      -          3.030     1,019.053    11,464.35    -2.14%    1.28%
 Mar-96   0.0149              11.25   11.25       15.230      -          1.354     1,020.407    11,479.58     0.13%    1.41%
 Apr-96   0.0314              11.21   11.21       32.025      -          2.857     1,023.264    11,470.79    -0.08%    1.33%
 Apr-96   0.0139              11.20   11.20       14.222      -          1.270     1,024.534    11,474.78     0.03%    1.37%
 May-96   0.0324              11.28   11.28       33.227      -          2.946     1,027.479    11,589.97     1.00%    2.38%
 May-96   0.0149              11.19   11.19       15.356      -          1.372     1,028.852    11,512.85    -0.67%    1.70%
 Jun-96   0.0314              11.12   11.12       32.290      -          2.904     1,031.755    11,473.12    -0.35%    1.35%
 Jun-96   0.0139              11.22   11.22       14.340      -          1.278     1,033.033    11,590.64     1.02%    2.39%
 Jul-96   0.0324              11.25   11.25       33.502      -          2.978     1,036.011    11,655.13     0.56%    2.96%
 Jul-96   0.0149              11.33   11.33       15.483      -          1.367     1,037.378    11,753.49     0.84%    3.83%
 Aug-96   0.0314              11.42   11.42       32.558      -          2.851     1,040.229    11,879.42     1.07%    4.94%
 Aug-96   0.0149              11.31   11.31       15.546      -          1,375     1,041.604    11,780.54    -0.83%    4.07%
 Sep-96   0.0314              11.32   11.32       32.691      -          2.888     1,044.491    11,823.64     0.37%    4.45%

 Sep-96   0.0139              11.38   11.38       14.517      -          1.276     1,045,767    11,900.83     0.65%    5.13%
 Oct-96   0.0324              11.40   11.40       33.915      -          2.975     1,048.742    11,955.66     0.46%    5.62%
 Oct-96   0.0149              11.44   11.44       15.674      -          1.370     1,050.112    12,013.28     0.48%    6.12%




--------------------------------------------------------------------------------
Annual return for one year equals:

        (Ending Account Value - Beginning Account Value)/Beginning Account Value

--------------------------------------------------------------------------------

        1)       Input numbers for Coums A,B,C,D,E

                 A = Month - Year
                 B = Income per unit C = Capital Gains per unit D = Capital Gain Reinvested NAV E = NAV per unit at Month End

        2)       F = I(t) * B, where I(t) is from prior month

        3)       G = I(t) * C/D, where I(t) is from prior month

        4)       H = F/E

        5)       I = I(t) + H, where I(t) is from prior month

        6)       J = E/I

        7)       K = (J - J(t))/J, where J(t) is from prior month

        8)       L = ((L(t) - 1) * (K + 1) ) -1, where L(t) is from prior month

                                   SEC YIELDS



INVESTORS TRUST
30 DAY SEC YIELD CALCULATION
FOR THE PERIOD ENDING OCTOBER 31, 1996

SEC Yield = 2 ((((A-B)/(C*D)+1)^6)-1)

Where:

A =      Dividends and Interest earned during the period

B =      Expenses accrued for the period

C =      Average daily number of shares outstanding during the period that were entitled to dividends

D =      Offering price per unit on the last day of the period

E =      SEC Yield using calculation shown above

The calculation below is based on the 30 day period ending October 31, 1996.

The 30 Day SEC yield calculated below was

                                              A                       B              C                D              E
                                   ------------------------ ---------------------------------------------------------------------
                                                                   Accrued        Shares          Offering          SEC
                                           Income                  Expenses     Outstanding         Price          Yield
                                   ------------------------ ---------------------------------------------------------------------

Government Fund
Class A                                  5,587.18                   832.78                           8.88          7.44%
Class B                                143,574.59                36,780.22     3,432,462.489     8,348.00          7.05%

                                                                              88,118,865.859

Adjustable Rate Fund
Class A                                  1,052.52                   148.39       892,359.995         6.71          5.64%
Class B                                    251.97                    63.56       213,552.520         6.41          5.16%


Tax Free Fund
Class A                                  2,432.95                    -         1,415,604.813         5.24          5.24%
Class B                                  1,379.76                    -           801,795.789         5.49          5.49%
